UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

Simplicity Bancorp, Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-34979	26-1500698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA 91722
Address of principal executive offices

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ x ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 27, 2014, Simplicity Bancorp, Inc., a Maryland corporation and registered savings and loan holding company headquartered in Covina, California (“Simplicity”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HomeStreet, Inc., a Washington corporation and registered savings and loan holding company headquartered in Seattle (“HomeStreet”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Simplicity will merge with and into HomeStreet, with HomeStreet continuing as the surviving corporation (the “Company Merger”). Subsequent to the Company Merger, Simplicity Bank, a federal savings bank and wholly-owned subsidiary of Simplicity (“Simplicity Bank”) will merge with and into HomeStreet Bank, a Washington banking corporation and wholly-owned subsidiary of HomeStreet (“HomeStreet Bank”), with HomeStreet Bank as the resulting bank (the “Bank Merger” and together with the Company Merger, the “Mergers”). The Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, have been approved by the boards of directors of Simplicity and HomeStreet. The description of the Merger Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Merger Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

Pursuant to the Merger Agreement, upon consummation of the Company Merger, shareholders of Simplicity will be entitled to receive one share of HomeStreet’s common stock for each share of Simplicity’s common stock they hold at the effective time. This exchange ratio will be adjusted if the arithmetic average of the closing sale prices of HomeStreet’s common stock on Nasdaq for the ten consecutive trading days immediately preceding (but not including) the fifth trading day prior to the closing date of the Company Merger (the “HomeStreet Closing Price”) is greater than $20.00, by decreasing the exchange ratio to the quotient of (i) $20.00 divided by (ii) the HomeStreet Closing Price. Correspondingly, if the HomeStreet Closing Price is less than $15.00, HomeStreet will have the option to increase the exchange ratio to the quotient of (i) $15.00 divided by (ii) the HomeStreet Closing Price. If the HomeStreet Closing Price is less than $15.00 and HomeStreet does not elect to make such adjustment, Simplicity will have the option of terminating the Merger Agreement or proceeding with the transaction at the one for one exchange ratio. Additionally, upon consummation of the Company Merger, each outstanding stock option issued under Simplicity’s stock option plans will be canceled and converted into the right to receive a cash payment equal to the product of (i) the number of shares of Simplicity common stock subject to the stock option and (ii) the amount the Deemed Closing Price (defined below) exceeds the exercise price of the outstanding stock option. The Deemed Closing Price equals (i) the HomeStreet Closing Price, if such price is less than $20.00 but greater than $15.00 per share, (ii) $15.00, if the HomeStreet Closing Price is $15.00 or less subject to optional adjustment by HomeStreet, or (iii) $20.00 if the HomeStreet Closing Price is $20.00 or more.

HomeStreet expects to apply to the California Department of Business Oversight (the “CDBO”) to register the common stock using a fairness hearing that would determine whether the Mergers and the merger consideration are fair, just and equitable (the “Fairness Hearing”), which will allow HomeStreet to issue HomeStreet common stock under an exemption from Securities Act registration provided by Section 3(a)(10) thereof.

The Merger Agreement contains customary representations and warranties from both Simplicity and HomeStreet, and each has agreed to customary covenants, including, among others, covenants relating to: (1) the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Company Merger; (2) the use of reasonable best efforts to obtain governmental and regulatory approvals; and (3) obligations to convene a meeting of their respective shareholders, in the case of Simplicity to approve the Merger Agreement and the transactions contemplated thereby, and in the case of HomeStreet to approve the issuance of the shares of HomeStreet common stock issuable in the Company Merger. In addition, Simplicity has agreed to a “no shop” provision that prohibits Simplicity and its affiliates and representatives from (A) soliciting, initiating, encouraging or knowingly facilitating any proposals relating to alternative business combination transactions, or (B) subject to certain exceptions, providing any non-public information in connection with any proposal relating to an alternative business combination transaction, or engaging in any discussions or negotiations regarding any such proposal. HomeStreet has also agreed to appoint one individual currently serving on Simplicity’s board of directors to serve on both HomeStreet’s board of directors and HomeStreet Bank’s board of directors following the effective time.

Completion of the Company Merger is subject to various customary conditions, including (1) approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Company Merger, by Simplicity’s shareholders, (2) approval of the issuance of the shares of HomeStreet common stock issuable in the Company Merger by HomeStreet’s shareholders, (3) the completion of the Fairness Hearing and the CDBO issuing a Registration Notice upon a finding by the CDBO that the Company Merger and the related transactions are fair, just and equitable, (4) receipt of required regulatory approvals, (5) the absence of any law or order prohibiting the consummation of the Company Merger, (6) the total deposits of Simplicity Bank and the tangible book value of Simplicity meeting minimum financial thresholds as of the last day of the month most recently ended prior to the effective time of the Company Merger, and (7) Nasdaq approving the listing of the shares of HomeStreet common stock to be issued in the Company Merger. Each party’s obligation to consummate the Company Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, and (ii) the performance in all material respects by the other party of its obligations.

    The Merger Agreement contains certain termination rights for Simplicity and HomeStreet, as the case may be, applicable upon: (1) the parties’ mutual written agreement to terminate the Merger Agreement, (2) a material breach by one party, which breach cannot be cured within 30 days, entitling the non-breaching party to not consummate its closing conditions under the Merger Agreement, (3) June 30, 2015, if the Company Merger has not been completed by that date, (4) required governmental approvals having not been received and neither party has failed to perform any of their respective covenants, (5) the CDBO denying HomeStreet’s application to register the shares or revoking a Registration Notice previously issued, (6) Simplicity’s shareholders disapproving the Company Merger, (7) HomeStreet’s shareholders disapproving the issuance of shares of HomeStreet common stock in connection with the Company Merger, (8) by Simplicity if the HomeStreet Closing Price is less than $15.00 if HomeStreet has not increased the exchange ratio as described above, (9) by HomeStreet if Simplicity’s board of directors fails to recommend the Company Merger to its shareholders (including qualifying or withdrawing its recommendation), or if Simplicity fails to comply with its non-solicitation obligations or its obligations with respect to any other proposals relating to alternative business combination transactions, (10) by either party if Simplicity accepts a superior acquisition proposal from a third party after complying with certain procedural requirements set forth in the Merger Agreement, or (11) by HomeStreet if a third party commences a tender or exchange offer for 15% or more of the outstanding shares of Simplicity’s common stock, unless Simplicity’s board of directors publicly recommends that its shareholders refrain from tendering their shares in such tender or exchange offer.
The Merger Agreement further provides that Simplicity would be required to pay HomeStreet a termination fee of $5,272,612 upon termination of the Merger Agreement under specified circumstances, including, amongst others, Simplicity entering into an agreement with respect to a competing offer or failing to recommend to its shareholders not to tender their shares in a tender or exchange offer commenced by a third party. The termination fee is also payable in certain circumstances if Simplicity enters into a business combination within twelve months after the Merger Agreement is terminated. The termination fee is equal to approximately 4% of the transaction value measured on the basis of Simplicity’s average stock price during the ten trading day period that ended the day prior to the parties’ entry into the Merger Agreement.
The Merger Agreement has been included as Exhibit 2.1 to this report to provide security holders with information regarding its terms. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. Without limiting the generality of the preceding sentence, the representations, warranties and covenants of each party as set forth in the Merger Agreement are not intended to form a basis for an investment decision or a decision about how a shareowner might vote upon the Company Merger and the related transactions. These provisions are solely for the benefit of the parties to the Merger Agreement, are subject to limitations, qualifications and exceptions agreed upon by the parties, and may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement. Representations and warranties contained in the Merger Agreement do not necessarily establish matters of fact, and in certain circumstances are subject to standards of materiality that differ from those an investor might deem relevant or material. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, and changes may not be fully reflected in public disclosures by Simplicity or HomeStreet.

On September 26, 2014, Simplicity entered into indemnification agreements (the “Agreements”) with Robert Reed, the Chief Retail Banking Officer and certain other executive officers (the “Indemnitees”). The Agreements indemnify Indemnitees who are a party, or threatened to be made a party, to any threatened, pending or completed action, suit, arbitration or other proceeding whether civil, criminal, administrative or investigative because of an Indemnitee’s status as an executive officer of Simplicity. The indemnification provided in the Agreements will be from and against all costs, expenses, judgments, fines, settlement payments, losses, liabilities, damages and other obligations actually and reasonably incurred by Indemnitee unless the Indemnitee does not meet the standard of care as defined in the Agreement or the Indemnitee is held liable to Simplicity (subject to judicial approval).

The form of Indemnification Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

The information furnished under Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 29, 2014, Simplicity and HomeStreet issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is furnished herewith as Exhibit 99.1.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. These statements include, but are not limited to, descriptions of Simplicity’s and HomeStreet’s financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed merger. All statements, other than statements of historical fact, regarding the financial position, business strategy and respective management’s plans and objectives for future operations of each of Simplicity and HomeStreet are forward-looking statements. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to Simplicity, or Simplicity’s management or HomeStree or HomeStreet’s management, are intended to help identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe that management’s respective expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward-looking statements are subject to various risks and uncertainties that may cause actual results to differ materially and adversely from expectations as indicated in the forward-looking statements. These risks and uncertainties include: expected cost savings, revenue enhancements, synergies and other financial benefits from the proposed merger might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the ability of Simplicity and HomeStreet to obtain requisite shareholder and federal and state regulatory approvals for the proposed merger and the issuance of stock in the merger as the case may be; and the ability of Simplicity and HomeStreet to execute their respective business plans (including the proposed merger). Further, actual results may be affected by the ability to compete on price and other factors with other financial institutions; customer acceptance of new products and services; the regulatory environment in which we operate; and general trends in the local, regional and national banking industry and economy as those factors relate to the cost of funds and return on assets. In addition, there are risks inherent in the banking industry relating to collectability of loans and changes in interest rates. Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in other filings of Simplicity and HomeStreet made with the SEC. However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations. These forward-looking statements are made only as of the date of this current report, and neither Simplicity nor HomeStreet undertakes an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this current report.

Important Notice
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval. In connection with the proposed Company Merger, Simplicity and HomeStreet intend to file with the Securities and Exchange Commission (the “SEC”) a joint proxy statement on Schedule 14A that will be sent to Simplicity’s shareholders seeking their approval of the proposed Company Merger and to HomeStreet’s shareholders seeking their approval of the issuance of shares of HomeStreet’s common stock to be issued in connection with the proposed Company Merger. This Current Report on Form 8-K is not a substitute for the joint proxy statement both Simplicity and HomeStreet will file with the SEC regarding the proposed Company Merger or for any other related document either party may file with the SEC, and readers should not rely upon it as such. INVESTORS AND SECURITY HOLDERS OF SIMPLICITY AND HOMESTREET ARE URGED TO READ THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMPANY MERGER. Such documents will be available free of charge through the SEC’s EDGAR database at http://www.sec.gov, or by calling the SEC at 1-800-SEC-0330. The joint proxy statement and other material documents related to the proposed Company Merger also may be obtained for free, as soon as reasonably practicable after filing with the SEC, on Simplicity’s website at http://www.simplicitybancorp.com or on HomeStreet’s website at http://ir.homestreet.com.

Simplicity and HomeStreet and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Simplicity and HomeStreet in connection with the proposed Company Merger and the issuance of shares of HomeStreet’s common stock in connection therewith. Information about the directors and executive officers of Simplicity is set forth in the proxy statement for Simplicity’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on September 18, 2014. Information about the directors and executive officers of HomeStreet is set forth in the proxy statement for HomeStreet’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 15, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement regarding the proposed Company Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits:
	Exhibit Number	Description
Exhibit 2.1
Agreement and Plan of Merger dated as of September 27, 2014 between HomeStreet, Inc. and Simplicity Bancorp, Inc. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

Exhibit 10.1
Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 of Simplicity’s Current Report on Form 8-K filed on March 5, 2012 with the Securities and Exchange Commission (Commission File No.001-34979).

	Exhibit 99.1	Press Release dated September 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMPLICITY BANCORP, INC.

Date: October 1, 2014	By:	/s/ Dustin Luton
Dustin Luton
President and Chief Executive Officer
(Duly Authorized Representative)